SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52356

Date of Report: June 02, 2009

SEAWAY VALLEY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	20-5996486
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

10-18 Park Street, 2nd Floor, Gouverneur, NY	13642
(Address of principal executive offices)	(Zip Code)

(315) 287-1122
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used herein, the term “Company,” “we,” and “our,” refers to Seaway Valley Capital Corporation, a Delaware corporation and its subsidiaries, unless otherwise noted.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES.  MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING,  BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S PLANS, GOALS, COMPETITIVE AND INDUSTRY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS.  NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED.  ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND IMPORTANT FACTORS DESCRIBED IN THIS FORM 8-K FOR SEAWAY VALLEY CAPITAL CORPORATION, INCLUDING, BUT NOT LIMITED TO "THE FACTORS THAT MAY AFFECT FUTURE RESULTS" SHOWN AS ITEM 1A. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF THESE PRODUCTS AND SERVICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.  WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 10-KSB OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

ITEM 1.01                      ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On May 20, 2009, we entered into an Exchange Agreement and an Assignment Agreement with SC Partners, LLC, a Delaware limited liability company (“SC Partners”).  Under the terms of these agreements, we repurchased an aggregate of 1,028,410 shares of our Series C Preferred Stock from SC Partners and in exchange we issued the following:  (1) a Secured Convertible Promissory Debenture with an original principal amount of $4,113,640 (the “Secured Debenture”) and (2) a Common Stock Purchase Warrant exercisable for the purchase of 10,000,000 shares of our Common Stock at an initial exercise price of $0.01 per share (the “Warrant”).  The Warrant may be exercised at any time and from time to time on or before the expiration date of May 20, 2014 and the exercise price of the Warrant is subject to adjustment.

The Secured Debenture bears interest at 12% (simple interest) and the maturity date of the Secured Debenture is May 1, 2011.  The Secured Debenture is secured by a security interest in all of our assets (including our subsidiaries).  In addition to other customary conditions, the Secured Debenture provides that the Secured Debenture may be convertible into shares of our Common Stock using an adjustable conversion price based on volume weighted average price of our Common Stock during the five days immediately preceding the date of conversion.

We entered into the above agreements because we believe that the agreements will better allow us to implement our business plan and to improve our balance sheet, but there can be no assurance that we will successfully achieve these objectives.

ITEM 3.02                      SALE OF UNREGISTERED SECURITIES

As stated above, on May 20, 2009, we entered into an Exchange Agreement and an Assignment Agreement with SC Partners, LLC, a Delaware limited liability company (“SC Partners”).  Under the terms of these agreements, we repurchased an aggregate of 1,028,410 shares of our Series C Preferred Stock (the “Preferred Stock”) from SC Partners and in exchange we issued the following:  (1) a Secured Convertible Promissory Debenture with an original principal amount of $4,113,640 (the “Secured Debenture”) and (2) a Common Stock Purchase Warrant exercisable for the purchase of 10,000,000 shares of our Common Stock at an initial exercise price of $0.01 per share (the “Warrant”).  The Warrant may be exercised at any time and from time to time on or before the expiration date of May 20, 2014 and the exercise price of the Warrant is subject to adjustment.

The Secured Debenture bears interest at 12% (simple interest) and the maturity date of the Secured Debenture is May 1, 2011. The Secured Debenture is secured by a security interest in all of our assets (including our subsidiaries).  In addition to other customary conditions, the Secured Debenture provides that the Secured Debenture may be convertible into shares of our Common Stock using an adjustable conversion price based on volume weighted average price of our Common Stock during the five days immediately preceding the date of conversion.

The transaction with SC Partners was undertaken under a claim of exemption pursuant to Section 4(2) of the Securities Act of 1933 on the basis that SC Partners and its members:

(1)
assured us that they are sophisticated and experienced in financial, investment, and business matters that allowed them to make an informed investment decision regarding the risks and merits of exchanging the Preferred Stock for the Secured Debenture and the Warrant;

(2)
received a copy of our 2007 and 2008 Form 10-K, as filed with the U.S. Securities and Exchange Commission (the “Commission”) together with a copy of our Form 10-Q as filed with the Commission for each of the first three quarters of 2008 and our Form 10-Q for the first quarter 2009;

(3)	received full and unrestricted access to our corporate and financial books and records;

(4)	had the full and unrestricted ability to ask questions of our management and to receive answers to all such questions;

(5)
understood and agreed that the Secured Debenture and the Warrant are “restricted securities” and that they are issued for investment purposes only and not with a view toward any re-sale or transfer; and

(6)	the transaction between the Company and SC Partners was undertaken on the basis of a pre-existing relationship and not as a result of any advertising or general solicitation.

The Secured Convertible Debenture and the Warrant were each issued with a restricted securities legend in accordance with the requirements of Section 4(2) of the Securities Act of 1933.

(A)  Factors That May Affect Future Results

In General. The purchase of shares of our common stock is very speculative and involves a very high degree of risk. Our business organization and structure all involve elements of risk.  In many instances, these risks arise from factors over which we will have little or no control.  Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others.  No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)           The market price of our common stock may fluctuate significantly.

           The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

•	the announcement of actions taken by our competitors;

•	quarterly variations in our and our competitors’ results of operations;

•	changes in earnings estimates or recommendations by securities analysts;

•	developments in our industry;

•	general market conditions and other factors, including factors unrelated to our own operating performance;

•	changing regulatory exposure, laws, rules and regulations which may change; and

•	tax incentives and other changes in the tax code.

Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2)           Trading of our common stock is limited.

Our Common Stock is traded only on the OTC Bulletin Board. Trading in our stock has historically been limited and sporadic over any long or extended period of time. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities.  This too will sharply limit interest by individual and institutional investors.

3)           Impact of Issuance of Convertible Debentures, the Exchange Debentures and Warrants.

As a result of our issuance of the Convertible Debenture and the Warrant described in this Form 8-K and in the event that SC Partners exercises its rights under these instruments, we will be obligated to substantially increase the number of shares of our Common Stock outstanding at prices which may be significantly lower than the price of our Common Stock in the trading market.  In that event, these issuances would significantly reduce the ownership interests of our existing stockholders.  While we believe that the agreements that we have entered into with SC Partners are prudent and will allow us a better opportunity to implement our business plan, there can be no assurance that the market price of our Common Stock will not decline as a result of the issuance and sale of the significant number of additional shares resulting from the conversion of the debentures or exercise of the Warrant described in this Form 8-K.

4)           Limited Financial Resources and Future Dilution

We are a small company and we have limited financial resources.  While we believe that we have some significant growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. If circumstances allow, we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.

ITEM 9.01	EXHIBITS

Exhibits

10.1a	Exchange Agreement
10.1b	Secured Convertible Debenture
10.1c	Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWAY VALLEY CAPITAL CORPORATION

By: /s/ Thomas W. Scozzafava
THOMAS W. SCOZZAFAVA
Chief Executive Officer
Date:	June 8, 2009